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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     ------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 12, 2000
                      (Date of earliest event reported)

                             Corning Incorporated
            (Exact name of Registrant as specified in its charter)

          New York                  1-3247                16-0393470
         (State of               (Commission            (IRS Employer
        Incorporation)             File No.)          Identification No.)

                  One Riverfront Plaza, Corning, New York 14831
                    (Address of principal executive offices)

                                 (607) 974-9000
                         (Registrant's telephone number)



                                Page 1 of 4 Pages
                         Exhibit Index Appears on Page 4

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

On December 12, 2000, Corning Incorporated purchased all the shares of the capital stock of Optical Technologies USA Corp., a Delaware corporation. The acquisition was effected pursuant to the terms of a Stock Purchase Agreement dated as of September 26, 2000, between Corning Incorporated, a New York corporation and Pirelli Cavi e Systemi S.p.A. a corporation organized under the laws of the Republic of Italy, Optical Technologies The Netherlands B.V., a corporation organized and existing under the laws of the Kingdom of the Netherlands and Pirelli S.p.A., a corporation organized under the laws of the Republic of Italy (collectively, "Pirelli"), whereby Corning acquired a 90% interest in Pirelli's optical components and devices businesses for approximately $3.6 billion in cash. The Pirelli acquisition was funded with cash proceeds from Corning's public offering of its common stock and its zero coupon convertible debentures in November 2000. In a separate transaction, on December 12, 2000, pursuant to the terms of a Stock Purchase Agreement dated December 8, 2000, between Corning and Cisco Systems, Inc., Corning acquired the remaining 10% interest in said businesses from Cisco for 5,473,684 shares of Corning Common Stock. For a description of how the consideration was determined, see Exhibits 2(a) and 2(b) filed herewith and incorporated herein by reference.

On December 12, 2000, Corning issued a press release, which is filed herewith as
Exhibit 99 and is incorporated herein by reference.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

The submission of financial statements of the businesses acquired from Pirelli and Cisco within the 15-day period as required by the Securities Exchange Act of 1934, as amended, is impracticable. Corning expects to file the required financial information with a Current Report on Form 8-K no later than February 26, 2001.

            (c)   Exhibits.

                  Exhibit 2(a)- Stock Purchase Agreement dated as of September 26, 2000, between Corning Incorporated and Pirelli Cavi e Systemi S.p.A., Optical Technologies The Netherlands B.V. and Pirelli S.p.A.

                  Exhibit 2(b)- Stock Purchase Agreement dated as of December 8, 2000, between Corning Incorporated and Cisco Systems, Inc.

                  Exhibit 99 - Press Release of Corning Incorporated.

                                Page 2 of 4 Pages


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          CORNING INCORPORATED


                                          By:   /s/ A. John Peck, Jr.
                                                -------------------------------
                                                A. John Peck, Jr.
                                                Vice President and Secretary

Dated: December 22, 2000



                                Page 3 of 4 Pages



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                                  EXHIBIT INDEX


Exhibit No.       Description

      2(a) Stock Purchase Agreement dated September 26, 2000, between Corning Incorporated and Pirelli Cavi e Systemi S.p.A., Optical Technologies The Netherlands B.V. and Pirelli S.p.A.

      2(b) Stock Purchase Agreement dated December 8, 2000, between Corning Incorporated and Cisco Systems, Inc.

      99    Press Release of Corning Incorporated dated December
            12, 2000.



                                Page 4 of 4 Pages